SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 9, 2004

Pacific Sunwear of California, Inc.

(Exact Name of Registrant as Specified in Charter)

California	0-21296	95-3759463

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3450 East Miraloma Avenue, Anaheim, CA 92806-2101

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:

(714) 414-4000

ITEM 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1 Press Release Dated August 9, 2004
EXHIBIT 99.1

ITEM 12. Results of Operations and Financial Condition

     The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.” On August 9, 2004, Pacific Sunwear of California, Inc. announced results for its second quarter ended July 31, 2004. The full text of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Sunwear of California, Inc.

Date: August 9, 2004	By:	/s/ CARL W. WOMACK

	Name:	Carl W. Womack
	Title:	Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

     Exhibit 99.1        Press Release Dated August 9, 2004.